EATON VANCE GLOBAL BOND FUND

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND

EATON VANCE SHORT DURATION STRATEGIC INCOME FUND

Supplement to Summary Prospectuses, Prospectus and Statement of Additional Information
dated March 1, 2022

(each, a “Fund” and collectively, the “Funds”)

The following changes are effective immediately:

1.    The following replaces “Management” in “Fund Summaries – Eaton Vance Global Macro Absolute Return Fund”:

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio(s).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”) serves as investment sub-adviser to the Fund and Portfolio.

Portfolio Managers

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since January 2008.

Patrick Campbell, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Hussein Khattab, Vice President of EVAIL, has managed the Fund and the Portfolio since March 2022.

Kyle Lee, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Federico Sequeda, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

2.    The following replaces “Management” in “Fund Summaries – Eaton Vance Global Macro Absolute Return Advantage Fund”:

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio(s).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”) serves as investment sub-adviser to the Fund and Portfolio.

Portfolio Managers

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since August 2010.

Patrick Campbell, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Hussein Khattab, Vice President of EVAIL, has managed the Fund and the Portfolio since March 2022.

Kyle Lee, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

Federico Sequeda, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since June 2021.

3.    The following replaces the fifth paragraph under “Management.” in “Management and Organization”:

Pursuant to an investment sub-advisory agreement, EVM and BMR have delegated the investment management of Global Macro Absolute Return Fund, Global Macro Absolute Return Advantage Fund, Global Macro Portfolio and Global Macro Absolute Return Advantage Portfolio to Eaton Vance Advisers International Ltd. (“EVAIL”), 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. EVM and BMR pay EVAIL a portion of its fee for sub-advisory services provided to the Fund. Pursuant to a participating affiliate arrangement, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) to render investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). On March 1, 2021, upon the closing of the Transaction, EVAIL and EVGA each became indirect wholly owned subsidiaries of Morgan Stanley. Prior to March 1, 2021, EVAIL and EVGA were each indirect wholly owned subsidiaries of EVC.

Each Fund’s semiannual report covering the fiscal period ended April 30 provides information regarding the basis for the Trustees’ approval of each Fund and each Portfolio’s investment advisory agreement and sub-advisory agreement (as applicable).

4.    The following replaces the third paragraph in “Global Macro Portfolio” under “Management.” in “Management and Organization”:

The portfolio managers of Global Macro Absolute Return Fund and Global Macro Portfolio are John R. Baur (since January 28, 2008), Patrick Campbell, Kyle Lee, Federico Sequeda (all since June 30, 2021) and Hussein Khattab (since March 16, 2022). Mr. Sequeda co-manages other Eaton Vance funds and portfolios, is a Vice President of EVM and BMR and has been an employee of Eaton Vance for more than five years. Mr. Khattab co-manages other Eaton Vance funds and portfolios, is a Vice President of EVAIL and has been an employee of Eaton Vance for more than five years. Additional Information about Messrs. Baur, Campbell and Lee appears above.

5.	The following replaces the third paragraph in “Global Macro Absolute Return Advantage Portfolio” under “Management.” in “Management and Organization”:

The portfolio managers of Global Macro Absolute Return Advantage Fund and Global Macro Absolute Return Advantage Portfolio are John R. Baur (since inception), Patrick Campbell, Kyle Lee, Federico Sequeda (all since June 30, 2021) and Hussein Khattab (since March 16, 2022). Additional information about Messrs. Baur, Campbell, Khattab, Lee and Sequeda appears above.

6.	The following replaces the first paragraph of “Investment Advisory Services.” in “Investment Advisory and Administrative Services”:

Investment Advisory Services. As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”) each Fund except Global Macro Absolute Return Advantage Fund entered into a new Investment Advisory Agreement with Eaton Vance, Global Macro Absolute Return Advantage Fund entered into a new Investment Advisory and Administrative Agreement with Eaton Vance and each Portfolio entered into a new Investment Advisory Agreement with BMR. Each investment adviser manages the investments and affairs of each Portfolio and the Short Duration Strategic Income Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board, in the case of a Fund, or a Portfolio’s Board. Each investment adviser or sub-adviser, as applicable, furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each Portfolio or Fund and what portion, if any, of each Portfolio’s and the Short Duration Strategic Income Fund’s assets will be held uninvested. Each Investment Advisory Agreement or Investment Advisory and Administrative Agreement, in the case of Global Macro Absolute Return Advantage Fund, and Investment Sub-Advisory Agreement, in the case of Global Macro Absolute Return Advantage Fund and Global Macro Absolute Return Fund and each of their corresponding Portfolios, requires the investment adviser or sub-adviser, as the case may be, to pay the compensation and expenses of all officers and Trustees who are members of the investment adviser’s or, if applicable, sub-adviser’s organization and all personnel of the investment adviser or, if applicable, sub-adviser performing services relating to research and investment activities.

7.	The following is added as the penultimate paragraph of “Investment Advisory Services.” in “Investment Advisory and Administrative Services”:

Effective March 16, 2022, pursuant to an investment sub-advisory agreements between Eaton Vance and Eaton Vance Advisers International Ltd. (“EVAIL”) and BMR and EVAIL. EVM and BMR pay compensation to EVAIL for providing sub-advisory services to Global Macro Absolute Return Advantage Fund and Global Macro Absolute Return Fund and each of their corresponding Portfolios.

Each Investment Advisory Agreement or Investment Advisory and Administrative Agreement and Investment Sub-Advisory Agreement, as applicable with the investment adviser or sub-adviser, as applicable, continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust, in the case of a Fund, or a Portfolio cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Trust, in the case of a Fund, or a Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio or Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Portfolio or Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser, as applicable, may render services to others. Each Agreement also provides that the investment adviser or sub-adviser, as applicable, shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

8.	The following sub-section is added under “Information about BMR and Eaton Vance.” in “Investment Advisory and Administrative Services”:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the close of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect, wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), in rendering investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliate agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). MSIM FMIL is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MSIM FMIL has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from MSIM FMIL may render portfolio management, research and other services to the Fund subject to supervision by EVAIL.

9.    The following replaces “Code of Ethics.” in “Investment Advisory and Administrative Services”:

Code of Ethics. The investment adviser, sub-adviser, principal underwriter, and each Fund and Portfolio have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes, employees of the investment adviser, the sub-adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund or Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

10.	The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:
	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Hussein Khattab(1)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	2	$ 144.5	0	$ 0
Other Accounts	0	$ 0	0	$ 0

(1)       As of January 31, 2022

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds(2)
Global Macro Absolute Return Advantage Fund
Hussein Khattab	None	$10,001 - $50,000
Global Macro Absolute Return Fund
Hussein Khattab	None	$10,001 - $50,000
(1)	As of January 31, 2022
(2)	As of December 31, 2021

11.	The following replaces the fourth paragraph under “Portfolio Managers” in “Investment Advisory and Administrative Services”:

Compensation Structure for Eaton Vance, BMR and EVAIL. Compensation of the investment adviser's and sub-adviser’s (collectively as used herein, the “investment adviser”) portfolio managers and other investment professionals has the following primary components: (1) a base salary and (2) discretionary variable compensation that is comprised of cash bonus and depending on eligibility, may also include deferred compensation consisting of restricted shares of Morgan Stanley stock and deferred cash that are subject to a fixed vesting and distribution schedule. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses and deferred compensation awards, and adjustments in base salary are typically paid or put into effect shortly after the December 31st fiscal year end of Morgan Stanley.

The following changes are effective April 29, 2022:

•	The contingent deferred sales charge (“CDSC”) imposed on Class A shares purchased at net asset value and redeemed within 12 months of purchase is reduced from 1.00% to 0.75%;
•	The time period within which a CDSC is imposed on redemptions of Class A shares purchased at net asset value is reduced from 18 months to 12 months;
•	The minimum initial purchase of Class I shares is increased from $250,000 to $1,000,000; and
•	The minimum initial purchase of Class R6 shares is increased from $1,000,000 to $5,000,000.

The following changes are effective April 29, 2022 for all Funds except Eaton Vance Short Duration Strategic Income Fund (“Short Duration Strategic Income Fund”):

•	The front-end sales charge payable upon purchase of Class A shares is reduced to a maximum of 3.25%;
•	The amount of Class A shares purchased at net asset value on which a CDSC is imposed if the shares are redeemed within 12 months of purchase is reduced from $1,000,000 to $500,000;
•	The amount that a shareholder must invest, or agree to invest over a 13-month period, in Eaton Vance funds so that the shareholder may qualify for a reduced sales charge on purchases of Class A shares is increased from $50,000 to $100,000;
•	The $250,000 maximum purchase amount for Class C shares is removed.

The following changes are effective April 29, 2022 for Short Duration Strategic Income Fund:

•	The front-end sales charge payable upon purchase of Class A shares is increased to a maximum of 3.25%; and
•	The amount of Class A shares purchased at net asset value on which a CDSC is imposed if the shares are redeemed within 12 months of purchase is increased from $250,000 to $500,000.

The following disclosure updates to reflect the Class A changes above and certain other matters described below are effective April 29, 2022. The Funds intend to further update their Summary Prospectuses, Prospectuses and Statements of Additional Information on or about April 29, 2022 to reflect the various changes above, including to include an updated expense example and performance information in light of the change in the Class A sales charge.

1.	The following amendments apply to those Funds with Class A shares:

a.     The following replaces the corresponding disclosure under “Fees and Expenses of the Fund” and the “Class A” column in the “Shareholder Fees” table in “Fund Summaries”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None

b.     The following replaces the corresponding paragraphs under “Choosing a Share Class” in “Purchasing Shares”:

Class A shares are offered at net asset value plus a front-end sales charge of up to 3.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.” The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase

(including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $500,000 or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

c.     The following replaces the table under “Class A Front-End Sales Charge” in “Sales Charges”:

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 0.75% on amounts of $500,000 or more but less than $4 million; plus 0.50% on amounts of $4 million but less than $15 million; plus 0.25% on amounts of $15 million or more. A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

d.     The following replaces the corresponding paragraph under “Contingent Deferred Sales Charge” in “Sales Charges” (to the extent each such share class is available):

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% CDSC if redeemed within 12 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase.  CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

e.     All references to a maximum single purchase limit for Class C shares of $250,000 are removed.

2.	The following replaces the first paragraph in “Valuing Shares“:

You may buy or sell (redeem) shares of the Funds at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. Each Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (typically Monday through Friday) (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Eaton Vance believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

3.	The following replaces the footnote under “Distributions” in “Shareholder Account Features”:
*	If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with a Fund’s transfer agent, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

March 16, 2022	40445 3.16.22